                                                                       EXHIBIT 3

                                    ---------

                             JOINT FILING AGREEMENT
                             ----------------------


     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, including amendments thereto, relating to the common stock, $.01 par value per share, of Wyant Corporation, and further agree that this Joint Filing Agreement be included as an exhibit to all such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement as of the 11th day of September, 2000.

                                          CASCADES INC.

                                          By:  /s/ Laurent Lemaire
                                             -----------------------------------
                                          Name:  Laurent Lemaire
                                          Title: President and Chief Executive
                                                 Officer


                                          PERKINS PAPERS LTD.

                                          By:  /s/ Suzanne Blanchet
                                             -----------------------------------
                                          Name:  Suzanne Blanchet
                                          Title: President and Chief Executive
                                                 Officer


                                          PERKINS ACQUISITION CORP.

                                          By:  /s/ Suzanne Blanchet
                                             -----------------------------------
                                          Name:  Suzanne Blanchet
                                          Title: President

                                  SCHEDULE A

          EXECUTIVE OFFICERS AND DIRECTORS OF CASCADES INC. ("Cascades")

        EXECUTIVE OFFICERS AND DIRECTORS OF CASCADES. The name, citizenship, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the executive officers and directors of Cascades Inc. are set forth below. Unless otherwise indicated, all occupations, positions, offices or employments were with Cascades Inc. Unless otherwise indicated, all occupations, positions, offices or employment were held during the last five years.

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
EXECUTIVE OFFICERS

Bernard Lemaire.................  Cascades Inc.                     Chairman of the Board;            Canadian
                                  404 Marie Victorin                Chairman of the Board and Chief
                                  Kingsey Falls                     Executive Officer, Boralex
                                  Quebec, J0A 1B0                   Inc.*, since February 2000;
                                  Canada                            Chairman of the Board and
                                                                    President and Chief Executive
                                                                    Officer, Boralex Inc.*, from
                                                                    December 1995 to February 2000.

Laurent Lemaire.................  Cascades Inc.                     President and Chief Executive     Canadian
                                  404 Marie Victorin                Officer; Chairman of the Board,
                                  Kingsey Falls                     Perkins Papers Ltd.*, since
                                  Quebec, J0A 1B0                   April 1997; President and Chief
                                  Canada                            Executive Officer, Perkins
                                                                    Papers Ltd.* from August 1995 to
                                                                    April 1997.

Alain Lemaire...................  Cascades Inc.                     Executive Vice President;         Canadian
                                  404 Marie Victorin                President and Chief Executive
                                  Kingsey Falls                     Officer, Norampac Inc.*, since
                                  Quebec, J0A 1B0                   December 1997; Chairman of the
                                  Canada                            Board, Rolland Inc.*, since
                                                                    April 1997;
                                                                    President and Chief Executive
                                                                    Officer, Rolland Inc.*, from
                                                                    1992 to April 1997.

Robert F. Hall..................  Cascades Inc.                     Vice President, Legal Affairs     Canadian
                                  404 Marie Victorin                and Corporate Secretary.
                                  Kingsey Falls
                                  Quebec, J0A 1B0
                                  Canada

Andre Belzile...................  Cascades Inc.                     Vice President and Chief          Canadian
                                  404 Marie Victorin                Financial Officer.
                                  Kingsey Falls
                                  Quebec, J0A 1B0
                                  Canada

Norman Boisvert.................  Cascades Inc.                     Vice President, Administration.   Canadian
                                  404 Marie Victorin
                                  Kingsey Falls
                                  Quebec, J0A 1B0
                                  Canada

Claude Cossette.................  Cascades Inc.                     Vice President, Human Resources   Canadian
                                  404 Marie Victorin                since March 1998;
                                  Kingsey Falls                     Plant Manager from 1996 to 1998
                                  Quebec, J0A 1B0                   and Training Coordinator prior
                                  Canada                            thereto.

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
Jean-Luc Bellemare..............  Cascades Inc.                     Vice president, Information       Canadian
                                  404 Marie Victorin                Technologies since April 1999;
                                  Kingsey Falls                     General Manager, Autobus Thomas
                                  Quebec, J0A 1B0                   Inc. from 1998 to April 1999;
                                  Canada                            Executive Vice President and
                                                                    General Manager, Groupe Sodisco
                                                                    Howden prior thereto.

Mario Plourde...................  Cascades Inc.                     President and Chief Executive     Canadian
                                  404 Marie Victorin                Officer, Specialty Products,
                                  Kingsey Falls                     since May 2000;
                                  Quebec, J0A 1B0                   Vice President and Chief
                                  Canada                            Operating Officer, Specialty
                                                                    Products, from 1997 to May 2000;
                                                                    General Manager of the Plastic
                                                                    Group prior thereto.

Alain Ducharme..................  Cascades Inc.                     Corporate Vice President since    Canadian
                                  404 Marie Victorin                June 1997;
                                  Kingsey Falls                     Vice President Administration,
                                  Quebec, J0A 1B0                   Norampac Inc.* from January 1998
                                  Canada                            to December 1999;
                                                                    Executive Vice President,
                                                                    Rolland Inc.* and General
                                                                    Manager, Moulded Pulp Group,
                                                                    Cascades Inc. from June 1995 to
                                                                    June 1996.

DIRECTORS

Bernard Lemaire.................  Cascades Inc.                     Chairman of the Board;            Canadian
                                  404 Marie Victorin                Chairman of the Board and Chief
                                  Kingsey Falls                     Executive Officer, Boralex
                                  Quebec, J0A 1B0                   Inc.*, since January 2000;
                                  Canada                            Chairman of the Board and
                                                                    President and Chief Executive
                                                                    Officer, Boralex Inc.*, from
                                                                    December 1995 to February 2000.

Laurent Lemaire.................  Cascades Inc.                     President and Chief Executive     Canadian
                                  404 Marie Victorin                Officer;
                                  Kingsey Falls                     Chairman of the Board, Perkins
                                  Quebec, J0A 1B0                   Papers Ltd.* since April 1997;
                                  Canada                            President and Chief Executive
                                                                    Officer, Perkins Papers Ltd.
                                                                    from August 1995 to April 1997.

Alain Lemaire...................  404 Marie Victorin                Executive Vice President;         Canadian
                                  Kingsey Falls                     President and Chief Executive
                                  Quebec, J0A 1B0                   Officer, Norampac Inc.*, since
                                  Canada                            December 1997;
                                                                    Chairman of the Board, Rolland
                                                                    Inc.*, since April 1997;
                                                                    President and Chief Executive
                                                                    Officer, Rolland Inc.*, from
                                                                    1992 to April 1997.

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
Andre Belzile...................  Cascades Inc.                     Vice President and Chief          Canadian
                                  404 Marie Victorin                Financial Officer.
                                  Kingsey Falls
                                  Quebec, J0A 1B0
                                  Canada

Norman Boisvert.................  Cascades Inc.                     Vice President, Administration.   Canadian
                                  404 Marie Victorin
                                  Kingsey Falls
                                  Quebec, J0A 1B0
                                  Canada

Martin P. Pelletier.............  Rolland Inc.                      President and Chief Executive     Canadian
                                  2 Rolland Avenue                  Officer, Rolland Inc.*, since
                                  St. Jerome, Quebec                April 2000;
                                  J7Z 5S1                           Vice President and Chief
                                  Canada                            Operating Officer --
                                                                    Containerboard, Norampac Inc.*
                                                                    from January 1998 to April 2000;
                                                                    Vice President and Chief
                                                                    Operating Officer --
                                                                    Containerboard, Cascades Inc.
                                                                    prior thereto.

Elise Pelletier.................  Norampac Inc.                     Vice President, Management and    Canadian
                                  752 Sherbrooke St. West           Human Resources, Norampac Inc.,
                                  Montreal,                         since January 1998;
                                  Quebec                            Vice President, Human Resources,
                                  H3A 1G1                           Cascades Inc. prior thereto.
                                  Canada

Paul R. Bannerman...............  Etcan International Inc.          Chairman of the Board, Etcan      Canadian
                                  772 Sherbrooke St. West           International Inc.
                                  2nd Floor
                                  Montreal, Quebec
                                  H3A 1G1
                                  Canada

Jacques Aubert..................  799 Principale St.                President and Chairman of the     Canadian
                                  Ham Nord, Quebec                  Board and Chief Executive
                                  G0P 1A0                           Officer, Junex Inc., since 1998;
                                  Canada                            Vice President, SOQUIP Inc.,
                                                                    from 1997 to 1998;
                                                                    Independent Contractor prior
                                                                    thereto.

Simon L'Heureux.................  875 Holland St., #402             Retired.                          Canadian
                                  Quebec, Quebec
                                  G1S 4W2
                                  Canada

Andre Desaulniers...............  La Massana Parc                   Retired. Director of Paperboard   Canadian
                                  Edifici Windsor, #3               Industries International Inc.*
                                  Andorra
                                  Europe

Paul Pelletier..................  280 Place Carillon                Consultant.                       Canadian
                                  Sherbrooke, Quebec
                                  J1J 2L4
                                  Canada

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
Louis Garneau...................  Louis Garneau Sports Inc.         President of Louis Garneau        Canadian
                                  30, des Grands-Lacs St.           Sports Inc.
                                  St-Augustin-de-Desmaures
                                  Quebec, G3A 2E6
                                  Canada

Sylvie Lemaire..................  Fempro Inc.                       President and General Manager of  Canadian
                                  734 Farrell Street                Fempro Inc. since 2000;
                                  Drummondville, Quebec             Vice President and General
                                  J2C 5X3                           Manager of Fempro Inc. from 1996
                                  Canada                            to 2000;
                                                                    President of Inovi Recyclage
                                                                    Inc. prior thereto

------------------------------

*   Affiliate of Cascades Inc.

                                   SCHEDULE B

      EXECUTIVE OFFICERS AND DIRECTORS OF PERKINS PAPERS LTD. ("PARENT")

        EXECUTIVE OFFICERS AND DIRECTORS OF PARENT. The name, citizenship, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the executive officers and directors of Parent are set forth below. Unless otherwise indicated, all occupations, positions, offices or employment were with Parent. Unless otherwise indicated, all occupations, positions, offices or employment were held during the last five years.

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
EXECUTIVE OFFICERS

Suzanne Blanchet................  Perkins Papers Ltd.               President and Chief Executive     Canadian
                                  77 Marie Victorin                 Officer since April 1997;
                                  Candiac, Quebec                   Executive Vice President prior
                                  J5R 1C3                           thereto.
                                  Canada

Laurent Lemaire.................  Cascades Inc.                     Chairman of the Board;            Canadian
                                  404 Marie Victorin                President and Chief Executive
                                  Kingsey Falls                     Officer from August 1995 to
                                  Quebec, J0A 1B0                   April 1997; President and Chief
                                  Canada                            Executive Officer,
                                                                    Cascades Inc.

Michele Beauchamp...............  Cascades Inc.                     Corporate Secretary and Legal     Canadian
                                  772 Sherbrooke St. West           Counsel since April 1999;
                                  Montreal, Quebec                  Legal Counsel, Cascades Inc.,
                                  H3A 1G1                           since June 1996;
                                  Canada                            Member of the law firm
                                                                    Desjardins Ducharme Stein Monast
                                                                    prior thereto.

Robert F. Hall..................  Cascades Inc.                     Assistant Corporate Secretary     Canadian
                                  404 Marie Victorin                since April 1999 and Corporate
                                  Kingsey Falls                     Secretary prior thereto;
                                  Quebec, J0A 1B0                   Vice President, Legal Affairs
                                  Canada                            and Corporate Secretary,
                                                                    Cascades Inc.

Matt DelVecchio.................  Perkins Papers Ltd.               Vice President, Sales and         Canadian
                                  77 Marie Victorin                 Marketing, Commercial and
                                  Candiac, Quebec                   Industrial Market, since
                                  J5R 1C3                           March 1999;
                                  Canada                            Vice President, Sales and
                                                                    Marketing, Fireco Inc., from
                                                                    1997 to 1999;
                                                                    Vice President and owner of
                                                                    Dominmarc Inc. in 1995 and 1996.

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
Tony Clark......................  48 N. Dexter Drive                Successively Sales Manager; Vice  Canadian/
                                  Basking Ridge NJ 07920            President, Sales and Marketing,    American
                                  U.S.A.                            Retail Market; and Vice
                                                                    President, Sales and Marketing,
                                                                    Retail Market, United States,
                                                                    since January 1998;
                                                                    President of Vision Sales Inc.
                                                                    prior thereto.

Yvon Jacques....................  Perkins Papers Ltd.               Corporate Controller since April  Canadian
                                  77 Marie Victorin                 1997;
                                  Candiac, Quebec                   Projects Manager, Cooperative
                                  J5R 1C3                           Federee de Quebec, from June
                                  Canada                            1996 to April 1997;
                                                                    Controller, Groupe Paul Masson
                                                                    Inc. prior thereto.

DIRECTORS

Suzanne Blanchet................  Perkins Papers Ltd.               President and Chief Executive     Canadian
                                  77 Marie Victorin                 Officer since April 1997;
                                  Candiac, Quebec                   Executive Vice President prior
                                  J5R 1C3                           thereto.
                                  Canada

Laurent Lemaire.................  Cascades Inc.                     Chairman of the Board; President  Canadian
                                  404 Marie Victorin                and Chief Executive Officer from
                                  Kingsey Falls                     August 1995 to April 1997;
                                  Quebec, J0A 1B0                   President and Chief Executive
                                  Canada                            Officer, Cascades Inc.

Alain Lemaire...................  Cascades Inc.                     Executive Vice President,         Canadian
                                  404 Marie Victorin                Cascades Inc.; President and
                                  Kingsey Falls                     Chief Executive Officer,
                                  Quebec, J0A 1B0                   Norampac Inc.*, since December
                                  Canada                            1997; Chairman of the Board,
                                                                    Rolland Inc.*, since April 1997;
                                                                    President and Chief Executive
                                                                    Officer, Rolland Inc.*, from
                                                                    1992 to April 1997.

Bernard Lemaire.................  Cascades Inc.                     Chairman of the Board, Cascades   Canadian
                                  404 Marie Victorin                Inc.; Chairman of the Board and
                                  Kingsey Falls                     Chief Executive Officer, Boralex
                                  Quebec, J0A 1B0                   Inc.*, since February 2000;
                                  Canada                            Chairman of the Board and
                                                                    President and Chief Executive
                                                                    Officer, Boralex Inc.*, from
                                                                    December 1995 to February 2000.

Germain P. Lecours..............  Saint-Aix, Groupe Conseil         Senior Partner of Saint-Aix,      Canadian
                                  1010 Sherbrooke Str West          Groupe Conseil.
                                  Suite 2200
                                  Montreal, Quebec
                                  H3A 2R7
                                  Canada

                                                                      PRESENT PRINCIPAL OCCUPATION
                                                                        MATERIAL POSITIONS HELD
NAME                                  PRESENT BUSINESS ADDRESS         DURING THE PAST FIVE YEARS     CITIZENSHIP
----                              --------------------------------  --------------------------------  -----------
Robert P. Kanee.................  Cole and Partners                 Senior Counsel of Cole and        Canadian
                                  80 Richmond Street                Partners since October 1999;
                                  Suite 2000                        Vice President, Abitibi-
                                  Toronto, Ontario                  Consolidated Inc. prior thereto.
                                  M5H 2A4
                                  Canada

Yves Seguin.....................  BMO Harris Private Banking        Vice President and Head of BMO    Canadian
                                  630 Blvd. Rene-Levesque W.        Harris Private Banking, Quebec,
                                  Montreal,                         since June 2000; Vice President,
                                  Quebec                            Private Bank, Quebec, Executive
                                  H3B 1S6                           Vice President and Executive
                                  Canada                            Advisor to the President,
                                                                    Quebec, Bank of Montreal Group
                                                                    of Companies, from September
                                                                    1999 to June 2000;
                                                                    Vice President, Business
                                                                    Development, Jones Heward
                                                                    Investment Management Inc. from
                                                                    February to September 1999;
                                                                    Delegate for Canadian Affairs
                                                                    prior thereto.

                                  SCHEDULE C

                      EXECUTIVE OFFICERS AND DIRECTORS OF
                   PERKINS ACQUISITION CORP. (the "Purchaser")


        EXECUTIVE OFFICERS AND DIRECTORS OF THE PURCHASER. The name, citizenship, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the executive officers and directors of the Purchaser are indicated below. Each executive officer and director is a citizen of Canada. The business address of each such executive officer and director is Perkins Acquisition Corp. in care of Perkins Papers Ltd., 77, Marie-Victorin Boulevard, Candiac, Quebec, J5R 1C3 Canada.

                                                    PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME, POSITION WITH PURCHASER                    MATERIAL POSITIONS HELD DURING THE PAST FIVE YEARS
-----------------------------               ------------------------------------------------------------
Suzanne Blanchet..........................  (see Schedule B)
President and Director

Laurent Lemaire...........................  (see Schedule B)
Director

Michele Beauchamp.........................  (see Schedule B)
Secretary